LETTER TO SHAREHOLDERS                                  The Southern Africa Fund
================================================================================

July 27, 1998

Dear Shareholder:

We are pleased to provide you with investment results and market commentary for The Southern Africa Fund for the semi-annual reporting period ended May 31, 1998.

INVESTMENT RESULTS

The following table provides performance for your Fund and its benchmark, the Johannesburg Stock Exchange (JSE) All-Share Index, for the six and 12-month periods ended May 31, 1998. As shown, your Fund substantially outperformed its benchmark, posting returns of 23.54% and 10.02% for the six and 12-month periods ended May 31, 1998, respectively. This performance was attributable to the Fund's relative underweight positions in commodity stocks and its overweight exposure to growth stocks.

--------------------------------------------------------------------------------
INVESTMENT RESULTS*
Periods Ended May 31, 1998

                                                          Total Returns
                                                    -------------------------
                                                    6 Months        12 Months
                                                    --------        ---------

The Southern Africa
  Fund                                               23.54%           10.02%
Johannesburg Stock
  Exchange (JSE)
  All-Share Index                                    14.98%           -3.51%

* The Fund's investment results are total returns for the periods and are based on the net asset value of the Fund's shares as of May 31, 1998. All fees and expenses related to the operation of the Fund have been deducted. Past performance is no guarantee of future results.

The Johannesburg Stock Exchange (JSE) All-Share Index is a capitalization-weighted index of all domestic stocks traded on the Johannesburg Stock Exchange. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index.

--------------------------------------------------------------------------------

ECONOMIC AND MARKET
REVIEW AND OUTLOOK

South African financial markets have been through a period of considerable turbulence in recent weeks. In the early part of 1998, financial stocks led in a strong re-rating of the market, but the renewed attack on the Rand during June has resulted in some substantial price declines which more than eliminated those earlier gains.

Essentially, the decision by the South African Central Bank (the "Bank") to fend off persistent Rand selling resulted in a severe depletion of the country's foreign exchange reserves. Investors became concerned that the need to rebuild this reserve position would require a more sustained period of high real interest rates than had previously been anticipated. At the same time, the Bank failed in its objective to sustain the Rand exchange rate, and the currency has subsequently fallen by more than 20% since the beginning of 1998. Investors' concerns have been further aggravated by the decision to appoint Tito Mboweni, the Minister for Labour with strong left wing links, as the successor to Chris Stahls as the Governor of the South African Central Bank in 1999. The decision thereby eliminated any remaining confidence that long-term inflation could be brought under control. At this stage, confidence remains low, and in dollar terms, the stock market is trading at the same level as it was three years ago.

It is our feeling that prospects for an economic recovery this year have been severely dented. We believe that, although exporters should derive some major benefits from the decline in the Rand, corporate profits will be under pressure from a weak domestic market. Overall, we would expect South African Gross Domestic Product growth of no more than 1% for the calendar year. At the same time, the outlook

                                                        The Southern Africa Fund
================================================================================

for inflation remains difficult to predict. Domestic deflationary pressures are potentially counterbalanced by the inflationary impact of a weaker Rand on import prices. We feel that the two should neutralize each other, and we expect a Consumer Price Index growth of around 5% for the current year. The net result should be that, with real bond yields now at more than 11%, there is some prospect for declines in both long-term yields and short-term money market rates over the remainder of the year as the recent speculative frenzy abates.

Recent events must also put some strain on the political landscape. With the prospect of unemployment rising even further as a result of the prolongation of the current slow growth environment, demands for some sort of reflation will probably increase. The business community is likely to be blamed for failing to deliver on employment, and President Nelson Mandela will need all of his political skills to avert a backlash from the economically disenfranchised black community.

PORTFOLIO STRATEGY

At current price levels we feel that much of this more negative scenario has already been priced into the market. During June, we moved from having been fully invested in equities in the early part of the year, towards investing in some fixed-income investments. In addition, we are currently repurchasing financial stocks which we feel have now become oversold.

We believe that exporting companies will benefit from a weaker Rand, and we have held our positions in that area. Overall, we continue to emphasize growth stocks in the portfolio because we feel that they will be less sensitive to a further downturn in the economic cycle.

In conclusion, while recognizing that these are difficult times for the Southern Africa region, we believe that the longer term prospects remain bright. And we feel that from current market levels, investors can enjoy some significant rewards in the future.

Thank you for your continued interest and participation in The Southern Africa Fund. We look forward to reporting to you again on developments in the Southern African markets and your Fund's investment results in coming periods.

Sincerely,


/s/ Dave H. Williams

Dave H. Williams
Chairman and President


/s/ Mark H. Breedon

Mark H. Breedon
Senior Vice President

TEN LARGEST EQUITY HOLDINGS
May 31, 1998 (unaudited)                                The Southern Africa Fund
================================================================================

================================================================================
COMPANY                                      U.S.$ VALUE   PERCENT OF NET ASSETS
================================================================================
M-Cell, Ltd.                                 $ 6,474,771          5.74%
--------------------------------------------------------------------------------
Anglo-American Corp. of South Africa, Ltd.     6,331,097          5.61
--------------------------------------------------------------------------------
South African Breweries, Ltd.                  5,552,308          4.92
--------------------------------------------------------------------------------
Rembrandt Group, Ltd.                          5,353,913          4.75
--------------------------------------------------------------------------------
Standard Bank Investment Corp., Ltd.           5,238,141          4.64
--------------------------------------------------------------------------------
Nampak, Ltd.                                   5,196,236          4.61
--------------------------------------------------------------------------------
Billiton Plc                                   4,718,207          4.18
--------------------------------------------------------------------------------
Dimension Data Holdings, Ltd.                  4,620,784          4.10
--------------------------------------------------------------------------------
South African Iron & Steel Industry Corp.      4,347,704          3.86
--------------------------------------------------------------------------------
Nedcor, Ltd.                                   4,088,195          3.63
--------------------------------------------------------------------------------
Total                                        $51,921,356         46.04%
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
May 31, 1998                                            The Southern Africa Fund
================================================================================

Company                                                 Shares       U.S.$ Value
--------------------------------------------------------------------------------

COMMON STOCKS--98.4%

BOTSWANA--1.3%

CONSUMER
  MANUFACTURING--0.4%
    MISCELLANEOUS--0.4%
    Sefalana Holdings Co. ..................           350,000       $   461,213
                                                                     -----------
CONSUMER STAPLES--0.6%
  BEVERAGES--0.6%
    Kgolo Ya Sechaba, Ltd. .................           100,000             7,530
    Sechaba Breweries, Ltd. ................           398,000           634,352
                                                                     -----------
                                                                         641,882
                                                                     -----------
FINANCIAL SERVICES--0.3%
  INSURANCE--0.3%
    Botswana Insurance
      Holdings, Ltd. .......................           215,455           356,923
                                                                     -----------
  Total Botswanan Securities
    (cost $1,054,682) ......................                           1,460,018
                                                                     -----------

KENYA--0.1%

CONSUMER STAPLES--0.1%
  BEVERAGES--0.1%
    Kenya Breweries Ltd.
      (cost $74,568) .......................            88,893            69,226
                                                                     -----------

MALAWI--1.8%

CONSUMER SERVICES--1.8%
  PRINTING &
    PUBLISHING--1.8%
    Press Corporation(a)
      (cost $2,002,638) ....................           188,750         2,002,638
                                                                     -----------

MAURITIUS--2.0%

CONSUMER SERVICES--0.5%
  RESTAURANTS & LODGING--0.5%
    Rogers and Company, Ltd. ...............            83,679           546,189
                                                                     -----------
CONSUMER STAPLES--0.5%
  BEVERAGES--0.3%
    Mauritius Breweries, Ltd. ..............           102,122           358,922

  FOOD--0.2%
    Happy World Foods, Ltd. ................           387,837           235,299
                                                                     -----------
                                                                         594,221
                                                                     -----------
FINANCIAL SERVICES--1.0%
  BANKING--1.0%
    Mauritius Commercial Bank ..............           110,000           529,289
    State Bank of Mauritius, Ltd. ..........           960,000           642,678
                                                                     -----------
                                                                       1,171,967
                                                                     -----------
  Total Mauritian Securities
    (cost $1,886,067) ......................                           2,312,377
                                                                     -----------

NAMIBIA--1.0%

BASIC INDUSTRY--0.4%
  MINING & METALS--0.4%
    Namibian Minerals Corp.(b) .............           130,000           426,641
                                                                     -----------
CONSUMER STAPLES--0.6%
  BEVERAGES--0.6%
    Namibian Breweries, Ltd. ...............         1,000,000           733,591
                                                                     -----------
  Total Namibian Securities
      (cost $1,071,883) ....................                           1,160,232
                                                                     -----------

SOUTH AFRICA--89.4%

BASIC INDUSTRIES--14.8%
  GOLD--2.3%
    Anglogold, Ltd. ........................            40,000         1,986,614
    Gold Fields, Ltd.(b) ...................            94,680           551,052
                                                                     -----------
                                                                       2,537,666
                                                                     -----------
  MINING & METALS--10.5%
    Billiton Plc(b) ........................         1,900,000         4,718,207
    De Beers Centenary AG ..................            78,900         1,643,973
    Gencor, Ltd. ...........................           585,000         1,146,280
    South African Iron & Steel
      Industry Corp. .......................        14,940,160         4,347,704
                                                                     -----------
                                                                      11,856,164
                                                                     -----------

                                                        The Southern Africa Fund
================================================================================

Company                                                 Shares       U.S.$ Value
--------------------------------------------------------------------------------

  PAPER & FOREST
    PRODUCTS--2.0%
    Sappi, Ltd. ............................           425,700       $ 2,295,947
                                                                     -----------
                                                                      16,689,777
                                                                     -----------
CAPITAL GOODS--3.2%
  ENGINEERING &
    CONSTRUCTION--1.6%
    Murray & Roberts
     Holdings, Ltd. ........................         1,020,000         1,761,180
                                                                     -----------
MULTI-INDUSTRY
  COMPANY--1.6%
    Barlow, Ltd. ...........................           220,000         1,803,279
                                                                     -----------
                                                                       3,564,459
                                                                     -----------
CONSUMER
  MANUFACTURING--4.6%
    MISCELLANEOUS--4.6%
    Nampak, Ltd. ...........................         1,488,000         5,196,236
                                                                     -----------
CONSUMER SERVICES--17.6%
  BROADCASTING & CABLE--3.2%
    Electronic Media
     Network, Ltd. .........................         1,700,000         1,846,930
    M-Web Holdings Ltd.(b) .................           400,000         1,780,968
                                                                     -----------
                                                                       3,627,898
                                                                     -----------
  ENTERTAINMENT &
    LEISURE--0.2%
    Millenium Entertainment
      Group Africa Ltd. ....................           145,051           178,693
                                                                     -----------
  MISCELLANEOUS--2.2%
    Teljoy Holdings, Ltd.(b) ...............         1,124,400         2,541,325
                                                                     -----------
  PRINTING & PUBLISHING--7.0%
    Independent Newspapers
      Holdings, Ltd. .......................            40,000           191,677
    Kagiso Media, Ltd. .....................         1,352,740         1,837,070
    Nasionale Pers Beperk ..................           200,000         1,897,371
    Perskorgroep, Ltd. .....................           336,000         1,140,751
    Omni Media Corp., Ltd. .................           100,000         1,862,450
    Times Media, Ltd. ......................           127,800           942,167
                                                                     -----------
                                                                       7,871,486
                                                                     -----------
RETAIL--GENERAL
  MERCHANDISE--5.0%
    New Clicks Holdings, Ltd. ..............         2,026,683         3,342,091
    Pick 'N Pay Stores, Ltd. ...............         1,461,300         2,248,154
                                                                     -----------
                                                                       5,590,245
                                                                     -----------
                                                                      19,809,647
                                                                     -----------
CONSUMER STAPLES--11.5%
  BEVERAGES--4.9%
    South African Breweries, Ltd. ..........           196,832         5,552,308
                                                                     -----------
  FOOD--1.9%
    Afriband Holdings, Ltd. ................         1,000,000           446,212
    The Premier Group, Ltd. ................        10,250,839         1,590,973
                                                                     -----------
                                                                       2,037,185
                                                                     -----------
  TOBACCO--4.7%
    Rembrandt Group, Ltd. ..................           650,100         5,353,913
                                                                     -----------
                                                                      12,943,406
                                                                     -----------
ENERGY--5.2%
  DOMESTIC
    INTEGRATED--3.3%
    Energy Africa, Ltd.(b) .................           983,750         3,731,169
                                                                     -----------
  OIL SERVICE--1.9%
    Sasol, Ltd. ............................           275,000         2,187,409
                                                                     -----------
                                                                       5,918,578
                                                                     -----------
FINANCIAL SERVICES--14.5%
  BANKING--8.3%
    Nedcor, Ltd. ...........................           152,700         4,088,195
    Standard Bank
      Investment Corp., Ltd. ...............         1,000,000         5,238,141
                                                                     -----------
                                                                       9,326,336
                                                                     -----------
INSURANCE--4.9%
    Fedsure Holdings, Ltd. .................           200,000         3,080,803
    Forbes Group, Ltd. .....................         1,000,000         2,425,065
                                                                     -----------
                                                                       5,505,868
                                                                     -----------
MISCELLANEOUS
  FINANCE--1.3%
    Liberty Life Association
      of Africa Ltd. .......................            54,000         1,489,727
                                                                     -----------
                                                                      16,321,931
                                                                     -----------

PORTFOLIO OF INVESTMENTS (continued)                    The Southern Africa Fund
================================================================================

Company                                                 Shares       U.S.$ Value
--------------------------------------------------------------------------------

MULTI-INDUSTRY
  COMPANIES--8.2%
    Anglo-American Corp. of
      South Africa, Ltd. .....................          132,120     $  6,331,097
    Anglo-American Industrial
      Corp. Ltd. .............................           73,000        2,152,682
    New Africa
      Investments, Ltd.(b) ...................          548,262          755,196
                                                                    ------------
                                                                       9,238,975
                                                                    ------------
TECHNOLOGY--4.1%
  COMPUTER SOFTWARE--4.1%
    Dimension Data
      Holdings, Ltd.(b) ......................          690,372        4,620,784
                                                                    ------------
UTILITY--5.7 %
  TELEPHONE UTILITY--5.7%
    M-Cell, Ltd. .............................        3,256,020        6,474,771
                                                                    ------------
  Total South African Securities
      (cost $88,029,861) .....................                       100,778,564
                                                                    ------------

ZAMBIA--1.2%

CONSUMER STAPLES--0.2%
  BEVERAGES--0.2%
    National Breweries PLC ...................        2,000,000          213,333
                                                                    ------------
  FOOD--0.3%
    Zambia Sugar Co. .........................       30,720,000          425,984
                                                                    ------------
  TOBACCO--0.7%
    Rothmans of Pall Mall
      (Zambia) Berhad ........................          771,794          771,796
                                                                    ------------
  Total Zambian Securities
    (cost $1,162,450) ........................                         1,411,113
                                                                    ------------

                                                      Shares or
                                                      Principal
                                                        Amount
Company                                                  (000)       U.S.$ Value
--------------------------------------------------------------------------------

ZIMBABWE--1.6%

CONSUMER SERVICES--0.4%
  RESTAURANTS &
    LODGING--0.4%
    Meikles Africa, Ltd.(c) ..................          400,000     $    420,000
                                                                    ------------
CONSUMER STAPLES--0.5%
  BEVERAGES--0.5%
    Delta Corp. ..............................          820,731          551,752
                                                                    ------------
FINANCIAL SERVICES--0.3%
  BANKING--0.3%
    NMBZ Holdings, Ltd.(b) ...................          525,000          370,588
                                                                    ------------
MULTI-INDUSTRY
  COMPANY--0.4%
    TA Holdings, Ltd. ........................        8,024,800          449,569
                                                                    ------------
  Total Zimbabwean Securities
    (cost $2,537,077) ........................                         1,791,909
                                                                    ------------
  Total Common Stocks
    (cost $97,819,226) .......................                       110,986,077
                                                                    ------------
TIME DEPOSIT--0.1%
    Brown Brothers Harriman & Co.
       5.625%, 6/01/98
       (cost $100,000)........................        U.S.$ 100          100,000
                                                                    ------------
TOTAL INVESTMENTS--98.5%
    (cost $97,919,226) .......................                       111,086,077
Other assets less liabilities--1.5% ..........                         1,690,965
                                                                    ------------

NET ASSETS--100% .............................                      $112,777,042
                                                                    ============

--------------------------------------------------------------------------------

(a) Illiquid securities, valued at fair market value (see Note A).
(b) Non-income producing security.
(c) U.S. Dollar denominated security.

See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1998 (unaudited)                                The Southern Africa Fund
================================================================================

ASSETS
  Investments in securities, at value (cost $97,919,226) .....    $ 111,086,077
  Cash, at value (cost $1,357,018) ...........................        1,343,064
  Receivable for investment securities sold ..................        1,791,908
  Dividends and interest receivable ..........................          287,919
  Deferred organization expenses and other assets ............           20,044
                                                                  -------------
  Total assets ...............................................      114,529,012
                                                                  -------------
LIABILITIES
  Payable for investment securities purchased ................        1,127,517
  Management fee payable .....................................          263,874
  Sub-advisory fee payable ...................................           64,578
  Administrative fee payable .................................           20,410
  Accrued expenses and other liabilities .....................          275,591
                                                                  -------------
  Total liabilities ..........................................        1,751,970
                                                                  -------------
NET ASSETS ...................................................    $ 112,777,042
                                                                  =============
COMPOSITION OF NET ASSETS:
  Common stock, at par .......................................    $      60,071
  Additional paid-in capital .................................       83,255,566
  Distributions in excess of net investment income ...........         (602,803)
  Accumulated net realized gain on investment transactions ...       16,901,539
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities ..............       13,162,669
                                                                  -------------
                                                                  $ 112,777,042
                                                                  =============

NET ASSET VALUE PER SHARE (based on 6,007,100 shares outstanding)        $18.77
                                                                         ======

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended May 31, 1998 (unaudited)               The Southern Africa Fund
================================================================================


INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $24,098) ....     $1,032,130
  Interest ................................................        334,461    $ 1,366,591
                                                                ----------
EXPENSES
  Management fee ..........................................        491,119
  Directors' fees and expenses ............................        127,657
  Sub-advisory fee ........................................        111,262
  Administrative fee ......................................        109,558
  Custodian ...............................................        104,726
  Audit & legal ...........................................         90,923
  Reports and notices to shareholders .....................         44,644
  Registration ............................................          6,904
  Amortization of organization expenses ...................          5,915
  Transfer agency .........................................          3,232
  Miscellaneous ...........................................          8,016
                                                                ----------
  Total expenses ..........................................                     1,103,956
                                                                              -----------
  Net investment income ...................................                       262,635
                                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions ............                    16,011,484
  Net realized gain on foreign currency transactions ......                       221,249
  Net change in unrealized appreciation (depreciation) of:
    Investments ...........................................                       327,376
    Foreign currency denominated assets and liabilities ...                      (152,279)
                                                                              -----------
  Net gain on investments and foreign currency transactions                    16,407,830
                                                                              -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ................                   $16,670,465
                                                                              ===========

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                             Six Months Ended
                                                                                   May 31,        Year Ended
                                                                                    1998         November 30,
                                                                                (unaudited)          1997
                                                                               -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income ....................................................    $    262,635     $  2,442,370
  Net realized gain on investments and foreign currency transactions .......      16,232,733       15,848,303
  Net change in unrealized appreciation (depreciation) of investments
    and foreign currency denominated assets and liabilities ................         175,097       (9,252,409)
                                                                                ------------     ------------
  Net increase in net assets from operations ...............................      16,670,465        9,038,264

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ....................................................      (2,516,975)      (2,012,378)
  Net realized gains .......................................................     (15,558,389)     (13,455,904)
                                                                                ------------     ------------
  Total decrease ...........................................................      (1,404,899)      (6,430,018)

NET ASSETS
  Beginning of year ........................................................     114,181,941      120,611,959
                                                                                ------------     ------------
  End of period (including undistributed net investment income of $1,651,537
    at November 30, 1997) ..................................................    $112,777,042     $114,181,941
                                                                                ============     ============

--------------------------------------------------------------------------------
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
May 31, 1998                                            The Southern Africa Fund
================================================================================

NOTE A: Significant Accounting Policies

The Southern Africa Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on March 25, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on March 7, 1994. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies of the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gains or losses on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed-income investments and closed forward exchange currency contracts, holdings of foreign currencies, currency gains and losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Organization Expenses

Organization expenses of approximately $60,000 have been deferred and are being amortized on a straight-line basis through March, 1999.

4. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

NOTES TO FINANCIAL STATEMENTS (continued)               The Southern Africa Fund
================================================================================

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

--------------------------------------------------------------------------------

NOTE B: Management, Sub-advisory and Administrative fees

Under the terms of the Investment Management Agreement, amended as of May 1, 1998, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee calculated and paid quarterly, either (i) .81% of the Fund's average weekly net assets if 90% or less of the Fund's average weekly net assets are invested in securities of South African issuers, or (ii) the sum of (a) .80% of the Fund's average weekly net assets and (b) .10% of the Fund's average weekly net assets not invested in securities of South African issuers if greater than 90% of the Fund's average weekly net assets are invested in securities of South African issuers.

Under the new terms of the Sub-Advisory Agreement, amended as of May 1, 1998, the Fund pays Sanlam Asset Management (Gibraltar) Limited a fee calculated and paid quarterly equal to an annualized rate of .30 of 1% of the greater of (i) the Fund's average weekly net assets invested in securities of South African issuers or (ii) 90% of the Fund's average weekly net assets during the quarter.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquires for the Fund. There were no reimbursements from the Fund to AFS during the six months ended May 31, 1998 relating to shareholder servicing costs.

Under the terms of an Administrative Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets subject to an annual minimum of $150,000. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $34,269,773 and $53,964,465, respectively, for the six months ended May 31, 1998. There were no purchases or sales of U.S. government or government agency obligations for the six months ended May 31, 1998.

At May 31, 1998, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $22,848,548 and gross unrealized depreciation of investments was $9,681,697 resulting in net unrealized appreciation of $13,166,851 (excluding foreign currency transactions).

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

                                                        The Southern Africa Fund
================================================================================

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

At May 31, 1998, the Fund had no outstanding forward exchange currency contracts.

--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 100,000,000 shares of $.01 par value capital stock authorized.

Of the 6,007,100 shares of Common Stock outstanding at May 31, 1998, the Investment Manager owned 7,100 shares.

--------------------------------------------------------------------------------

NOTE E: Concentration of Risk

Investment in equity securities of Southern African issuers involves special consideration and risks not typically associated with investments in the United States. Among others, the risks associated with political and economic uncertainty, particularly with respect to South Africa, may adversely affect the securities markets of Southern African countries.

FINANCIAL HIGHLIGHTS                                    The Southern Africa Fund
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                         Six Months Ended           Year Ended November 30,        March 7, 1994 (a)
                                           May 31, 1998      ------------------------------------        to
                                           (unaudited)          1997          1996         1995    November 30, 1994
                                         ----------------    ---------     --------     ---------  -----------------
Net asset value, beginning of period ....   $   19.01        $   20.08     $  21.49     $   18.34     $  13.87(b)
                                            ---------        ---------     --------     ---------     --------
Income From Investment Operations

Net investment income ...................         .04              .41          .39           .17          .42
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions ..........................        2.73             1.10         (.30)         4.27         4.05
                                            ---------        ---------     --------     ---------     --------
Net increase in net asset value
  from operations .......................        2.77             1.51          .09          4.44         4.47
                                            ---------        ---------     --------     ---------     --------
Less: Dividends and Distributions

Dividends from net investment income ....        (.42)            (.34)        (.59)         (.52)         -0-
Distributions from net realized gains
  on investments and foreign currency
  transactions ..........................       (2.59)           (2.24)        (.91)         (.77)         -0-
                                            ---------        ---------     --------     ---------     --------
Total dividends and distributions .......       (3.01)           (2.58)       (1.50)        (1.29)         -0-
                                            ---------        ---------     --------     ---------     --------
Net asset value, end of period ..........   $   18.77        $   19.01     $  20.08     $   21.49     $  18.34
                                            =========        =========     ========     =========     ========
Market value, end of period .............   $ 15.1875        $  15.375     $  16.50     $   16.75     $ 14.875
                                            =========        =========     ========     =========     ========
Total Return

Total investment return based on:(c)
  Market value ..........................       23.60%            9.28%        6.12%        22.90%        5.50%
  Net asset value .......................       23.54%           11.03%         .66%        27.89%       30.07%

Ratios/Supplemental Data

Net assets, end of period (000's
  omitted) ..............................   $ 112,777        $ 114,182     $120,612     $ 129,112     $110,181
Ratio of expenses to average net
  assets ................................        2.02%(d)         2.05%        2.04%         2.05%        2.30%(d)
Ratio of net investment income
  to average net assets .................         .48%(d)         2.00%        1.87%          .94%        3.65%(d)
Portfolio turnover rate .................          32%              46%          62%           41%          15%
Average commission rate(e) ..............   $   .0016        $   .0073     $  .0046            --           --

--------------------------------------------------------------------------------

(a) Commencement of operations.

(b) Net of offering costs of $.23.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.

(d) Annualized.

(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid to foreign brokers which may materially affect the rate shown. Amounts paid in foreign currencies have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction.

                                                        The Southern Africa Fund
================================================================================

Supplemental Proxy Information

The Annual Meeting of the Shareholders of the Southern Africa Fund, Inc. was held on April 30, 1998. The description of each proposal and number of shares are as follows:

                                                                          Shares        Shares Voted
                                                                        Voted For     Without Authority
-------------------------------------------------------------------------------------------------------
1. To elect directors:       Class Three Directors
                             (term expires in 2001)

                             T. N. Chapman                              3,875,310           93,402
                             David D. T. Hatendi                        3,844,753          123,959
                             Dr. Reba W. Williams                       3,344,282          624,430

                                                         Shares         Shares Voted     Shares Voted
                                                       Voted For          Against           Abstain
-------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP
   as the Fund's independent auditors for the Fund's
   fiscal year end November 30, 1998                   3,338,248           42,972          587,492

                                                         Shares         Shares Voted     Shares Voted
                                                       Voted For          Against           Abstain
-------------------------------------------------------------------------------------------------------
3. To ratify new terms of the Sub-Advisory
   Agreement                                           2,713,811          670,566           45,387

                                                        The Southern Africa Fund
================================================================================

BOARD OF DIRECTORS

Dave H. Williams, Chairman and President
T.N. Chapman(1)                              Ronnie Masson
Prof. Dennis Davis(1)                        Frank Savage
David D.T. Hatendi(1)                        Dr. Reba W. Williams
Dr. Willem de Klerk(1)                       Peter G.A. Wrighton(1)
Moss L. Leoka

OFFICERS

Norman S. Bergel, Senior Vice President      Mark D. Gersten, Treasurer &
Mark H. Breedon, Senior Vice President         Chief Financial Officer
Edmund P. Bergan Jr., Secretary              Vincent S. Noto, Controller


ADMINISTRATOR                                INDEPENDENT AUDITORS

Princeton Administrators, L.P.               Ernst & Young LLP
P.O. Box 9095                                787 Seventh Avenue
Princeton, NJ 08543-9095                     New York, NY 10019

CUSTODIAN                                    DIVIDEND PAYING AGENT,
                                             TRANSFER AGENT AND REGISTRAR
Brown Brothers Harriman & Co.
40 Water Street                              The Bank of New York
Boston, MA 02109                             101 Barclay Street
                                             New York, NY 10286
LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------
(1) Member of the Audit Committee.

Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of The Southern Africa Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchases of shares of the Fund or any securities mentioned in this report.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

THE SOUTHERN AFRICA FUND
SUMMARY OF GENERAL INFORMATION

Investment Policies and Objectives

The investment objective of the Fund is to seek long-term capital appreciation through investment in equity and fixed income securities of Southern African issuers.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "SOA". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds".

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at 1-800-432-8224.






The Southern Africa Fund
1345 Avenue of the Americas
New York, New York 10105


ALLIANCE CAPITAL [LOGO]


(R)These registered service marks used under license from the owner, Alliance Capital Management L.P.

SAFSR


                                      THE
                                SOUTHERN AFRICA
                                     FUND



                              Semi-Annual Report
                                 May 31, 1998




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